SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

The Allied Defense Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-2545	04-2281015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia	22182
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (703) 847-5268

Not applicable

(Former name or former address, if changed since last report)

Item 5: On April 30, 2003, the Registrant issued the press release attached hereto as Exhibit 99 announcing its first quarter financial results.

Exhibits: 99- Press Release dated April 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED DEFENSE GROUP, INC

By:	/s/ JOHN G. MEYER, JR.
John G. Meyer, Jr., President and Chief Operating Officer

Date: May 1, 2003

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